UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 20, 2014

Platform Specialty Products Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5200 Blue Lagoon Drive Suite 855 Miami, Florida	33126
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 575-5850

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On October 20, 2014, Platform Specialty Products Corporation (“Platform”) issued a press release announcing certain preliminary financial results for Platform’s third fiscal quarter ended September 30, 2014. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The press release furnished herewith presents adjusted EBITDA for the three and nine months ended September 30, 2010, which is a financial measure that is not in accordance with generally accepted accounting principles in the United States of America ("GAAP"). For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. Pursuant to the requirements of Regulation G, Platform has provided reconciliations within the press release of adjusted EBITDA to the most directly comparable GAAP financial measures.

To supplement its consolidated financial statements presented in accordance with GAAP, Platform uses adjusted EBITDA because management of Platform uses such measure in monitoring and evaluating Platform's ongoing financial results, as well as to reflect Platform's acquisitions. Management believes such measure provides a more complete understanding of Platform's operational results and a meaningful comparison of Platform's performance between periods. This non-GAAP measure, however, may not be indicative of the results that Platform would expect to recognize for future periods, and should be considered in addition to, not a substitute for, measures of financial performance prepared in accordance with GAAP.

The information contained in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Such information shall not be incorporated by reference into any filing of Platform, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 7.01  Regulation FD Disclosure.

On October 20, 2014, Platform issued a press release announcing that it had entered into a definitive agreement (the “Agreement”) to acquire Arysta LifeScience Limited, an Irish private limited company (“Arysta”), a leading global provider of crop solutions, with expertise in agrochemical and biological products (the “Arysta Acquisition”), for approximately $3.51 billion, subject to regulatory approval.  A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference. The purchase price consideration will consist of $2.91 billion in cash, subject to working capital and other adjustments, and $600 million of new Series B convertible preferred stock of Platform. The Arysta Acquisition is expected to be funded through a combination of cash on hand, debt (as described below), seller financing and possible other financings and is expected to close in the first half of 2015.

Platform will host a webcast/dial-in conference call to discuss Platform’s preliminary financial results for the third fiscal quarter ended September 30, 2014 and the Arysta Acquisition at 8:00 am (Eastern Time) on October 20, 2014. Participants on the call will include Daniel H. Leever, Chief Executive Officer and Frank J. Monteiro, Chief Financial Officer; and Wayne Hewett, President and Chief Executive Officer of Arysta.

To listen to the call by telephone, please dial (855) 357-3116 (domestic) or (484) 365-2867 (international) and provide the Conference ID: 23753003. The call will be simultaneously webcast at www.platformspecialtyproducts.com where supplemental slides will also be available for download. A replay of the call and webcast and a copy of the presentation will be available for three weeks shortly after completion of the live call at www.platformspecialtyproducts.com.

The information contained in this Item 7.01 and Exhibit 99.2 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Such information shall not be incorporated by reference into any filing of Platform, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 8.01     Other Events.

In connection with the Agreement, on October 20, 2014, Platform entered into a commitment letter (the “Debt Commitment Letter”) with Barclays Bank PLC, Credit Suisse AG, Credit Suisse Securities (USA) LLC, Nomura Corporate Funding Americas, LLC, Nomura Securities International, LLC, UBS AG, Stamford Branch and UBS Securities LLC (collectively, the “Commitment Parties”) for (i) $1.6 billion of first lien incremental term loans (the “Term Facility”) to be incurred under that certain Second Amended and Restated Credit Agreement dated as of August 6, 2014 (as amended, restated and/or otherwise modified from time to time, the “Existing Credit Agreement”) and (ii) senior unsecured bridge loans (the “Senior Bridge Facility” and together with the Term Facility, the “Facilities”) in an aggregate principal amount of $750 million for the purposes of financing the Arysta Acquisition and the fees and expenses in connection therewith, on the terms and subject to the conditions set forth in the Debt Commitment Letter. The Commitment Parties’ obligation to provide the Facilities is subject to a number of customary conditions precedent. Furthermore, Platform is under no obligation to borrow under the Facilities and, in connection with the Arysta Acquisition, may seek a number of alternative financings for the Arysta Acquisition in lieu of or in combination with the Financings, including, but not limited to, equity offerings, debt offerings, seller financing and other borrowings under our Existing Credit Agreement.

Item 9.01     Financial Statements and Exhibits.

(d)        Exhibits

Exhibit Number	Exhibit Title
99.1	Press release announcing certain preliminary financial results of Platform for the third fiscal quarter ended September 30, 2014 issued on October 20, 2014 (furnished only).
99.2	Press release announcing the Arysta Acquisition issued on October 20, 2014 (furnished only).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION

By:	/s/ Frank J. Monteiro
Name: Frank J. Monteiro
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Press release announcing certain preliminary financial results of Platform for the third fiscal quarter ended September 30, 2014 issued on October 20, 2014 (furnished only).
99.2	Press release announcing the Arysta Acquisition issued on October 20, 2014 (furnished only).